UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 28, 2011
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition

As previously announced, Illinois Tool Works Inc. (“ITW”) entered into a definitive agreement in April 2011 to sell its finishing group of businesses to Graco Inc. On June 28, 2011, ITW announced that it will report these businesses, along with four additional businesses that were previously exited or are currently held for sale, as discontinued operations. Accordingly, on June 28, 2011, the Company is furnishing its pro forma historical results with the reclassification of these businesses as discontinued operations in the attached exhibits.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Description
	99.1	Press Release issued by Illinois Tool Works Inc. dated June 28, 2011 (furnished pursuant to Item 2.02).

	99.2	Pro Forma Statement of Income Restated for Discontinued Operations (furnished pursuant to Item 2.02).

	99.3	Pro Forma Segment Information Restated for Discontinued Operations (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: June 28, 2011	By: /s/ Randall J. Scheuneman
Randall J. Scheuneman
Vice President & Chief Accounting Officer
(Principal Accounting Officer and Duly Authorized Officer)